Long-Term Debt	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Long-Term Debt	Long-Term Debt

In light of the potential impacts of COVID-19 on our businesses and the uncertainties associated with the duration of the pandemic at that time, we reviewed our debt covenants early in the second quarter 2020. On May 6, 2020, we amended our credit facility to, among other things, change the restrictive borrowing covenants. The prior leverage ratio covenant required us to maintain, as of the last day of each quarter, a leverage ratio of consolidated funded indebtedness to trailing 12-month consolidated EBITDA (each as defined in the credit facility) of not greater than 3.50 to 1.00.

The leverage ratio covenant was changed in two ways: (i) the calculation of the ratio now subtracts unrestricted cash (as defined in the credit facility) from consolidated funded indebtedness; and (ii) the ratio levels, calculated as of the last day of the applicable fiscal quarter, were changed to 4.75 to 1.00 for each fiscal quarter-end date through March 31, 2021; 4.25 to 1.00 at June 30, 2021; 3.75 to 1.00 at September 30, 2021; and 3.25 to 1.00 at December 31, 2021 and thereafter.

In addition, the amount of total secured debt limit was changed from 15% to 5% of our total consolidated assets until December 31, 2021, at which time it will revert back to 15%. Various interest rate terms were also changed. The credit facility also contains an anti-cash hoarding provision that limits borrowing if the Company has a consolidated cash balance (as defined in the credit facility) in excess of $300.0 without planned expenditures. The maturity date of January 2024 remains unchanged. At December 31, 2020, the Company is in compliance with all of its debt covenants and expects to be able to maintain compliance with the amended debt covenant requirements.
Long-term debt, interest rates and due dates at December 31 are as follows:

	2020			2019
	Year-end Interest Rate	Due Date Through	Balance	Year-end Interest Rate	Due Date Through	Balance
Senior Notes [1]	3.4%	2022	$300.0	3.4%	2022	$300.0
Senior Notes [1]	3.8%	2024	300.0	3.8%	2024	300.0
Senior Notes [1]	3.5%	2027	500.0	3.5%	2027	500.0
Senior Notes [1]	4.4%	2029	500.0	4.4%	2029	500.0
Term Loan [2]	3.0%	2024	305.0	2.9%	2024	462.5
Industrial development bonds, principally variable interest rates	.3%	2030	3.8	1.6%	2030	3.8
Commercial paper [3]	—%	2024	—	2.0%	2024	61.5
Finance leases (primarily vehicles)			3.6			4.2
Other, partially secured			.5			.5
Unamortized discounts and deferred loan cost			(12.7)			(14.9)
Total debt			1,900.2			2,117.6
Less: current maturities			50.9			51.1
Total long-term debt			$1,849.3			$2,066.5
[1] Senior Notes are unsecured and unsubordinated obligations. For each of the Senior Notes: (i) interest is paid semi-annually in arrears; (ii) principal is due at maturity with no sinking fund; and (iii) we may, at our option, at any time, redeem all or a portion of any of the debt at a make-whole redemption price equal to the greater of: (a) 100% of the principal amount of the notes being redeemed; and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a specified discount rate, determined by the terms of each respective note. The Senior Notes may also be redeemed by us within 90 days of maturity at 100% of the principal amount plus accrued and unpaid interest, and we are required to offer to purchase such notes at 101% of the principal amount, plus accrued and unpaid interest, if we experience a Change of Control Repurchase Event, as defined in the Senior Notes. Also, each respective Senior Note contains restrictive covenants, including a limitation on secured debt of 15% of our consolidated assets, a limitation on sale and leaseback transactions, and a limitation on certain consolidations, mergers, and sales of assets.
2 In January 2019, we issued a $500.0 five-year Term Loan A with our current bank group. We pay quarterly principal installments of $12.5 through the maturity date of January 2024, at which time we will pay the remaining principal. Additional principal payments, including a complete early payoff, are allowed without penalty. As of December 31, 2020, we had repaid $195.0, including prepayments on a portion of Term Loan A of $60.0 in the third quarter and $47.5 in the fourth quarter of 2020. The Term Loan A bears a variable interest rate as defined in the agreement and was 3.0% at December 31, 2020. Interest is payable based upon a time interval that depends on the selection of interest rate period.
[3] The weighted average interest rate for the net commercial paper activity during the years ended December 31, 2020 and 2019 was 2.0% and 2.6%, respectively.

Maturities are as follows:

Year ended December 31
2021	$50.9
2022	350.4
2023	50.9
2024	454.3
2025	—
Thereafter	993.7
$1,900.2
In January 2019, we increased the size of the revolving facility from $800.0 to $1,200.0 (and increased permitted borrowings, subject to covenant restrictions, under our commercial paper program in a corresponding amount), added a five-year $500.0 term loan facility, and extended the term from 2022 to 2024.

Amounts outstanding at December 31 related to our commercial paper program were:

	2020	2019
Total program authorized	$1,200.0	$1,200.0

Commercial paper outstanding (classified as long-term debt)	—	(61.5)
Letters of credit issued under the credit facility	—	—
Total program usage	—	(61.5)
Total program available	$1,200.0	$1,138.5

  At December 31, 2019, subject to restrictive covenants, we could raise cash by issuing commercial paper through a program that is backed by a $1,200.0 revolving credit facility with a syndicate of 13 lenders. The credit facility allows us to issue total letters of credit up to $125.0. When we issue letters of credit in this manner, our capacity under the revolving facility, and consequently, our ability to issue commercial paper, is reduced by a corresponding amount. We had no outstanding letters of credit under the facility at year end for the periods presented.

Generally, we may elect one of four types of borrowing under the revolving credit facility, which determines the rate of interest to be paid on the outstanding principal balance. The interest rate would typically be commensurate with the currency borrowed and the term of the borrowing, as well as either (i) a competitive variable or fixed rate, or (ii) various published rates plus a pre-defined spread.

We are required to periodically pay accrued interest on any outstanding principal balance under the revolving credit facility at different time intervals based upon the elected interest rate and the elected interest period. Any outstanding principal under this facility will be due upon the maturity date. We may also terminate or reduce the lending commitments under this facility, in whole or in part, upon three business days’ notice.